UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2025

AQUA METALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37515	47-1169572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5370 Kietzke Lane, Suite 201 Reno, Nevada 89511
(Address of principal executive offices)

(775) 446-4418
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b)of the Act:

Title of each class Common stock: Par value $.001	Trading Symbol(s) AQMS	Name of each exchange on which registered Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters To a Vote of Security Holders

We held an annual meeting of stockholders on July 22, 2025, for purposes of:

●	Electing four directors, each to serve until our 2026 Annual Meeting of Stockholders; and

●
Approving, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance and sale of up to $10,000,000 of our common stock, pursuant to our purchase agreement with Lincoln Park Capital Fund, LLC;

●
Approving an amendment to our First Amended and Restated Certificate of Incorporation to effect a reverse split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-ten (1:10), with the exact ratio within such range to be determined by the Board of Directors of the Company;

●	Approving an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan;

●	Ratifying the appointment of Forvis Mazars,LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and

●	Approving, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in our 2025 Proxy Statement;

All of the persons nominated to serve on our board of directors, namely Vincent DiVito, Stephen Cotton, Steve Henderson, and Eric Gangloff were elected to our board of directors, with shares voted as follows:

	Shares voted for	Shares withheld
Vincent DiVito	1,771,032	529,015
Stephen Cotton	2,038,417	261,630
Steve Henderson	2,056,686	243,361
Eric Gangloff	2,054,073	245,974

There were 2,684,708 broker non-votes in the election of directors.

Our shareholders approved for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance and sale of up to $10,000,000 of our common stock, pursuant to our purchase agreement with Lincoln Park Capital Fund, LLC, with shares voted as follows:

Shares voted for	2,006,110
Shares against	241,581
Shares abstaining	52,356

There were 2,684,708 broker non-votes in the approval of the purchase agreement with Lincoln Park Capital Fund, LLC.

Our shareholders approved an amendment to our First Amended and Restated Certificate of Incorporation to effect a reverse split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-two (1:2) to one-for-ten (1:10), with the exact ratio within such range to be determined by the Board of Directors of the Company, with shares voted as follows:

Shares voted for	4,351,925
Shares against	547,440
Shares abstaining	85,390

There were no broker non-votes in the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation.

Our shareholders approved an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan, with shares voted as follows:

Shares voted for	1,565,183
Shares against	649,997
Shares abstaining	84,887

There were 2,684,708 broker non-votes in the approval of an amendment to our 2019 Stock Incentive Plan to increase the number of shares of common stock reserved under the plan.

Our shareholders approved the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, with shares voted as follows:

Shares voted for	4,450,694
Shares against	462,303
Shares abstaining	71,758

There were no broker non-votes in the approval of the appointment of Forvis Mazars, LLP.

Our shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in our 2025 Proxy Statement, with shares voted as follows:

Shares voted for	1,629,971
Shares against	569,042
Shares abstaining	101,034

There were 2,684,708 broker non-votes in the approval, on an advisory basis, the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: July 24, 2025	/s/ Eric West
Eric West
Chief Financial Officer